UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------



                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Patrica J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/08
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                    [LOGO] MASSMUTUAL PARTICIPATION INVESTORS

                               2008 ANNUAL REPORT

MASSMUTUAL PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MPV
Listed
 NYSE

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Participation Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www. sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http:// www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

--------------------------------------------------------------------------------
                       MassMutual Participation Investors

MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
MassMutual Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY
--------------------------------------------------------------------------------
MassMutual Participation Investors (the "Trust") is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 24, 2009 at 1:30 P.M. in Springfield, Massachusetts.

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                      1

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                            [BAR CHART APPEARS HERE]

MASSMUTUAL PARTICIPATION            4.77    8.11    3.41    5.70   23.72   25.14   22.51   18.64    9.95   -6.01
INVESTORS (BASED ON CHANGE
IN THE NET ASSET VALUE WITH
REINVESTED DIVIDENDS)

RUSSELL 2000 INDEX                 21.26   -3.03    2.49  -20.48   47.25   18.33    4.55   18.37   -1.57  -33.79

BARCLAYS CAPITAL U.S.               2.39   -5.86    5.28   -1.41   28.97   11.13    2.74   11.85    1.87  -26.16
CORPORATE HIGH YIELD INDEX

                                    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008

* Data for MassMutual Participation Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 12/31/08*

                            [PIE CHART APPEARS HERE]

            Private / 144A                     Public High
            High Yield Debt                    Yield Debt
            65.5%                              12.3%

            Private / Restricted               Public Equity
            Equity                             0.3%
            15.3%

            Cash & Short Term
            Investments
            6.6%

*Based on value of total investments (including cash)

--------------------------------------------------------------------------------
2                      MassMutual Participation Investors

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2008.

THE TRUST'S 2008 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2008 was negative 6.01%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $110,175,930, or $11.10 per share, as of December 31, 2008. This compares to $126,625,334, or $12.84 per share, as of December 31, 2007. The Trust paid a quarterly dividend of 25 cents per share for each of the four quarters of 2008. Including the fourth quarter dividend paid in January 2009, total dividends for the year were $1.00 per share.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Small Cap Equity Index for the 1, 3, 5 and 10 years ended December 31, 2008 are provided for comparison.

                                      Barclays Capital U.S.          Russell
                   The Trust       Corporate High Yield Index      2000 Index
--------------------------------------------------------------------------------
1 Year              -6.01%                 -26.16%                  -33.27%
--------------------------------------------------------------------------------
3 Year               7.03%                  -5.59%                   -8.29%
--------------------------------------------------------------------------------
5 Year              13.45%                  -0.80%                   -0.93%
--------------------------------------------------------------------------------
10 Year             11.15%                   2.17%                    3.02%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

The year 2008 was a challenging one at all levels. The U.S. economy declined into a recession and most asset classes performed below expectations. The mortgage and credit market crisis that began in mid-2007 expanded into a widespread economic recession that reached beyond the U.S. into every corner of the world. As credit markets weakened, businesses that relied on borrowing, including a number of well known financial firms, could not get the funds they needed and either closed or were acquired by others. Governments around the globe pumped capital into various institutions to try to improve the situation, but this had limited success. A crisis in investor confidence led to a flight to quality. This resulted in U.S. Treasury bills and bonds at record low yields.

As 2008 came to an end, significant concerns existed about the U.S. economy. How far will the downturn extend? When will the downturn end? What events will lead to a recovery? The unemployment rate was 7.2 percent in December and is expected to rise in 2009, according to the U.S. Department of Labor. Inflation spiked to
5.4 percent in August, but then plummeted to just 0.1 percent by year-end. The value of the dollar versus several other currencies rebounded in 2008 after dropping precipitously in 2007. Corporate credit defaults around the globe rose after five straight years of decline, according to Moody's Investors Service. Moody's global issuer-weighted speculative-grade default rate finished the year at 4 percent, up from 0.9 percent in 2007. Moody's expects the default rate to jump in 2009 to more than 15 percent in the U.S., well beyond its historical average of 5 percent.

PORTFOLIO ACTIVITY

The Trust's investment activity during 2008 was very lumpy. During the first quarter of the year, the mezzanine and private equity markets in which the Trust participates continued to be affected by the credit dislocation that began in 2007. Less credit was available to fund transactions than had previously been available, so new investment activity was very slow. Credit became more readily available during the second and third quarters of 2008. As a result, new investment activity and portfolio company sale activity increased

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                      3
during both quarters. Equally as important, the trend towards more conservative capital structures that began toward the end of 2007 continued into 2008. New investments were structured with lower leverage than had generally been the case during the last several years. At the same time, pricing on these investments was also more favorable than it has been for several years. As the third quarter ended, however, the turmoil in the financial markets once again impacted middle market leveraged buyout activity. Senior debt financing became increasingly scarce and significantly more expensive as a number of senior debt providers withdrew from the market. Investment activity in the fourth quarter slowed dramatically as a result, and the slowdown has continued into 2009.

Overall, the Trust closed 23 new private placement transactions during 2008 and added to nine existing private placement investments. Total private placement purchases in 2008 were $28,001,715.





Left to right:

Clifford M. Noreen
President

Roger W. Crandall
Chairman

[PHOTO OF PRESIDENT AND CHAIRMAN]





--------------------------------------------------------------------------------
4                      MassMutual Participation Investors

New private placement investments completed during 2008 were: ASAP Industries LLC; AWX Holdings Corporation; All Current Holding Company; CDNT, Inc.; Clough, Harbour and Associates; Coeur, Inc.; Crane Rental Corporation; ESP Holdco, Inc.; FCX Holdings Corporation; GQ Holdings LLC; Hospitality Mints Holding Company; KPI Holdings, Inc.; MVI Holding, Inc.; MedSystems Holdings LLC; MEGTEC Holdings, Inc.; Milwaukee Gear Company; Power Services Holding Company; REI Delaware Holding, Inc.; Specialty Commodities, Inc.; Synteract Holdings Corporation; THI Acquisition, Inc.; UMA Enterprises, Inc.; and Xaloy Superior Holdings, Inc.

In addition, the Trust added to existing private placement investments in American Hospice Management Holding LLC; Fuel Systems Holding Corporation; Morton Industrial Group, Inc.; Navis Global; NetShape Technologies, Inc.; Power Services Holding Company; Smart Source Holdings LLC; Tangent Rail Corporation and Truck Bodies & Equipment International.

Left to right:

Richard E. Spencer, II
Vice President

Michael P. Hermsen
Vice President

Jill A. Fields
Vice President

Patricia J. Walsh
Vice President,
Secretary & Chief
Legal Officer

Michael L. Klofas                         [PHOTO OF OFFICERS]
Vice President

James M. Roy
Vice President
& Chief Financial
Officer

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                      5

OUTLOOK FOR 2009
--------------------------------------------------------------------------------

The year 2009 opened with a new U.S. President and with worldwide financial markets under severe pressure. The recession has business and consumers in a self-perpetuating negative cycle - nervous consumers and companies cut back spending, which puts pressure on company earnings, often necessitating businesses to lay off staff, further fanning fear. Governments continue to look at capital injections to help start a recovery, but banks are hesitant to lend, despite interest rates from the Federal Reserve at near zero. How long will it take before the world's economies return to a normal state? As always, no one can predict the future with any degree of certainty.

The current recessionary economic conditions have adversely affected the financial performance of many of the Trust's portfolio companies. In addition, middle market leveraged buyout activity, which drives new investment and portfolio company sale activity for the Trust, remains very slow. This will continue until senior debt financing becomes more widely available. As a result, we expect 2009 to be another challenging year, and one during which we will spend significant efforts on managing the Trust's existing portfolio of companies.

Regardless of the economic environment the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust's being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Clifford M. Noreen
Clifford M. Noreen,
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

--------------------------------------------------------------------------------
2008            Record    Net Investment    Short-Term     Tax     Long-Term
Dividends        Date         Income           Gains      Effect     Gains
--------------------------------------------------------------------------------
Regular        5/5/2008       0.2500            --                     --
               8/1/2008       0.2500            --                     --
             10/31/2008       0.2500            --                     --
             12/31/2008       0.2500            --                     --
--------------------------------------------------------------------------------
                             $1.0000          $ --       $1.0000     $ --
================================================================================
The Trust did not have distributable net long-term capital gains in 2008.

                      Qualified for Dividend                                     Interest Earned on
Annual Dividend         Received Deduction*         Qualified Dividends**      U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share   Percent   Amount Per Share   Percent   Amount Per Share
---------------------------------------------------------------------------------------------------------
    $1.00           6.5605%       0.0655         6.8105%       0.0680           0%          0.0000
=========================================================================================================

*  Not available to individual shareholders
** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2008

--------------------------------------------------------------------------------
6                      MassMutual Participation Investors

FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities                               8

Consolidated Statement of Operations                                           9

Consolidated Statement of Cash Flows                                          10

Consolidated Statements of Changes in Net Assets                              11

Consolidated Financial Highlights                                             12

Consolidated Schedule of Investments                                       13-34

Notes to Consolidated Financial Statements                                 35-40

Report of Independent Registered Public Accounting Firm                       41

Interested Trustees                                                        42-43

Independent Trustees                                                       44-46

Officers of the Trust                                                         47




--------------------------------------------------------------------------------
                       MassMutual Participation Investors                      7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
  (Cost - $111,788,842)                                          $  100,077,804
Corporate public securities at market value
  (Cost - $20,268,522)                                               15,593,179
Short-term securities at amortized cost                               5,710,652
                                                                 --------------
                                                                    121,381,635
                                                                 --------------

Cash                                                                  2,443,883
Interest and dividends receivable                                     1,540,728
Receivable for investments sold                                         108,651
Prepaid taxes                                                           150,000
                                                                 --------------
  TOTAL ASSETS                                                      125,624,897
                                                                 --------------

LIABILITIES:
Dividend payable                                                      2,481,811
Payable for investments purchased                                       412,776
Investment advisory fee payable                                         247,896
Note payable                                                         12,000,000
Interest payable                                                         88,933
Accrued expenses                                                        146,414
Accrued taxes payable                                                    23,000
Other payables                                                           48,137
                                                                 --------------
  TOTAL LIABILITIES                                                  15,448,967
                                                                 --------------
  TOTAL NET ASSETS                                               $  110,175,930
                                                                 ==============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited
  number authorized                                              $       99,272
Additional paid-in capital                                           92,554,767
Retained net realized gain on investments, prior years               32,871,737
Undistributed net investment income                                   1,781,677
Accumulated net realized loss on investments                           (745,142)
Net unrealized depreciation of investments                          (16,386,381)
                                                                 --------------
  TOTAL NET ASSETS                                               $  110,175,930
                                                                 ==============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,927,243
                                                                 --------------
NET ASSET VALUE PER SHARE                                        $        11.10
                                                                 ==============

See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
8                      MassMutual Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2008


INVESTMENT INCOME:
Interest                                                         $   12,304,497
Dividends                                                               650,486
Other                                                                    46,992
                                                                 --------------
  TOTAL INVESTMENT INCOME                                            13,001,975
                                                                 --------------

EXPENSES:
Investment advisory fees                                              1,091,087
Interest                                                                702,229
Trustees' fees and expenses                                             163,000
Professional fees                                                       159,750
Reports to shareholders                                                 108,000
Custodian fees                                                           27,557
Transfer agent/registrar's expenses                                      23,000
Other                                                                    55,415
                                                                 --------------
  TOTAL EXPENSES                                                      2,330,038
                                                                 --------------
INVESTMENT INCOME - NET                                              10,671,937
                                                                 --------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments before taxes                        (1,191,905)
Income tax benefit                                                       26,877
                                                                 --------------
NET REALIZED LOSS ON INVESTMENTS AFTER TAXES                         (1,165,028)
                                                                 --------------
NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS                (16,888,301)
                                                                 --------------
NET LOSS ON INVESTMENTS                                             (18,053,329)
                                                                 --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   (7,381,392)
                                                                 ==============






See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                      9

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2008


NET INCREASE IN CASH:
Cash flows from operating activities:
  Purchases/Proceeds/Maturities from short-term portfolio
    securities, net                                              $    2,123,561
  Purchases of portfolio securities                                 (40,195,877)
  Proceeds from disposition of portfolio securities                  40,235,986
  Interest, dividends and other received                             13,928,434
  Interest expense paid                                                (706,051)
  Operating expenses paid                                            (1,598,522)
  Income taxes paid                                                    (855,715)
                                                                 --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                          12,931,816
                                                                 --------------

Cash flows from financing activities:
  Cash dividends paid from net investment income                    (12,176,492)
  Cash dividends paid from net realized gain on investments            (187,646)
  Receipts for shares issued on reinvestment of dividends               847,131
                                                                 --------------
  NET CASH USED FOR FINANCING ACTIVITIES                            (11,517,007)
                                                                 --------------

NET INCREASE IN CASH                                                  1,414,809
Cash - beginning of year                                              1,029,074
                                                                 --------------
CASH - END OF YEAR                                               $    2,443,883
                                                                 --------------

RECONCILIATION OF NET DECREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   (7,381,392)
                                                                 --------------
  Decrease in investments                                            18,458,145
  Decrease in interest and dividends receivable                       1,452,713
  Decrease in receivable for investments sold                           846,701
  Increase in prepaid taxes                                            (150,000)
  Increase in payable for investments purchased                         412,776
  Decrease in investment advisory fee payable                           (37,011)
  Decrease in interest payable                                           (3,822)
  Increase in accrued expenses                                           21,299
  Decrease in accrued taxes payable                                    (732,592)
  Increase in other payables                                             44,999
                                                                 --------------
  TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                    20,313,208
                                                                 --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                      $   12,931,816
                                                                 ==============





See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
10                     MassMutual Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2008 and 2007


                                                                       2008              2007
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income - net                                         $   10,671,937    $   12,057,960
  Net realized (loss) gain on investments                             (1,165,028)        1,184,026
  Net change in unrealized depreciation of investments               (16,888,301)       (1,644,141)
                                                                  --------------    --------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       (7,381,392)       11,597,845
                                                                  --------------    --------------

Increase from common shares issued on reinvestment of dividends
  Common shares issued (2008 - 65,632; 2007 - 56,329)                    847,131           828,061


Dividends to shareholders from:
  Net investment income (2008 - $1.00 per share;
   2007 - $1.23 per share)                                            (9,915,143)      (12,127,939)
  Net realized gains on investments (2007 - $0.02 per share)                  --          (187,646)
                                                                  --------------    --------------
  TOTAL (DECREASE) INCREASE IN NET ASSETS                            (16,449,404)          110,321
                                                                  --------------    --------------

NET ASSETS, BEGINNING OF YEAR                                        126,625,334       126,515,013
                                                                  --------------    --------------

NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $1,781,677 AND $991,196, RESPECTIVELY)                  $  110,175,930    $  126,625,334
                                                                  ==============    ==============





See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     11

CONSOLIDATED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

                                                        For the years ended December 31,
                                              2008        2007        2006        2005        2004
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    12.84  $    12.90  $    12.21  $    11.13  $     9.84
                                           ----------  ----------  ----------  ----------  ----------
Net investment income (a)                        1.08        1.23        1.10        0.99        1.00
Net realized and unrealized
  gain (loss) on investments                    (1.82)      (0.05)       0.77        1.09(b)     1.36
                                           ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                (0.74)       1.18        1.87        2.08        2.36
                                           ----------  ----------  ----------  ----------  ----------
Dividends from net investment
  income to common shareholders                 (1.00)      (1.23)      (1.18)      (1.01)      (1.10)
Dividends from net realized gain
  on investments to common shareholders            --       (0.02)      (0.01)         --          --
Increase from dividends reinvested               0.00(c)     0.01        0.01        0.01        0.03
                                           ----------  ----------  ----------  ----------  ----------
TOTAL DIVIDENDS                                 (1.00)      (1.24)      (1.18)      (1.00)      (1.07)
                                           ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE: END OF YEAR               $    11.10  $    12.84  $    12.90  $    12.21  $    11.13
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE MARKET VALUE: END OF YEAR        $     9.05  $    13.18  $    14.70  $    14.05  $    13.31
                                           ==========  ==========  ==========  ==========  ==========

Total investment return
  Net asset value (d)                          (6.01%)      9.95%      18.64%      22.51%      25.14%
  Market value                                (25.36%)     (1.30%)     16.81%      17.25%      25.77%
Net assets (in millions): End of year      $  110.18   $   126.63  $   126.52  $   119.02  $   107.61
Ratio of operating expenses to average
  net assets                                    1.33%       1.36%       1.17%       1.45%       1.63%
Ratio of interest expense to average
  net assets                                    0.58%       0.56%       0.57%       0.80%       0.89%
Ratio of income tax expense to average
  net assets (e)                                0.00%       0.48%       2.68%       2.83%       0.16%
Ratio of total expenses before custodian
  reduction to average net assets (e)           1.91%       2.40%       4.46%       5.12%       2.68%
Ratio of net expenses after custodian
  reduction to average net assets (e)           1.91%       2.40%       4.42%       5.08%       2.68%
Ratio of net investment income to average
  net assets                                    8.74%       9.32%       8.43%       8.45%       9.60%
Portfolio turnover                                32%         33%         34%         32%         51%


(a) Calculated using average shares.
(b) Amount includes $0.10 per share in litigation proceeds.
(c) Rounds to less than $0.01 per share.
(d) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(e) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations.
    The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
  Total principal amount (in millions)       $       12  $       12  $       12  $       12  $     22.5
  Asset coverage per $1,000 of indebtedness  $   10,181  $   11,552  $   11,543  $   10,918  $    5,783

See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
12                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES - 90.84% (A)                               Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 88.43%

A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   1,273,197   11/21/07   $   1,246,396   $   1,204,156
Limited Partnership Interest (B)                                           12.26% int.   11/21/07         119,009         114,966
                                                                                                    -------------   -------------
                                                                                                        1,365,405       1,319,122
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $     600,667   12/31/08         521,754         621,192
Limited Liability Company Unit Class A-2 (B)                                  677 uts.   12/31/08          74,333          70,616
Limited Liability Company Unit Class A-3 (B)                                  608 uts.   12/31/08          66,899               6
                                                                                                    -------------   -------------
                                                                                                          662,986         691,814
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   1,125,000   04/08/04       1,125,000       1,125,000
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                         7 shs.   11/16/07            --            10,728
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        1,230 shs.   04/08/04            --           548,227
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,683,955
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in Indiana.
10.5% Senior Secured Term Note due 2014                                  $     420,000   05/15/08         411,600         403,527
13% Senior Subordinated Note due 2015                                    $     420,000   05/15/08         377,928         398,149
Common Stock (B)                                                           60,000 shs.   05/15/08          60,000          57,000
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       21,099 shs.   05/15/08          35,654             211
                                                                                                    -------------   -------------
                                                                                                          885,182         858,887
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   1,113,134   12/27/07       1,090,508       1,087,185
Preferred Stock (B)                                                           546 shs.   12/27/07         270,000         273,973
                                                                                                    -------------   -------------
                                                                                                        1,360,508       1,361,158
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $     930,000   03/09/07         916,050         907,228
14% Senior Subordinated Note due 2015                                    $     720,000   03/09/07         651,497         697,818
Common Stock (B)                                                          150,000 shs.   03/09/07         150,000         249,041
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       37,780 shs.   03/09/07          63,730          62,725
                                                                                                    -------------   -------------
                                                                                                        1,781,277       1,916,812
                                                                                                    -------------   -------------

                       MassMutual Participation Investors                     13

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $     603,697   09/26/08   $     549,053   $     575,074
Common Stock (B)                                                              713 shs.   09/26/08          71,303          67,735
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          507 shs.   09/26/08          46,584               5
                                                                                                    -------------   -------------
                                                                                                          666,940         642,814
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   1,687,503          *       1,606,040       1,699,982
Preferred Class A Unit (B)                                                  1,706 uts.         **         170,600         136,480
Preferred Class B Unit (B)                                                    808 uts.   06/09/08          80,789          80,789
Common Class B Unit (B)                                                    16,100 uts.   01/22/04               1            --
Common Class D Unit (B)                                                     3,690 uts.   09/12/06            --              --
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      1,857,430       1,917,251
                                                                                                    -------------   -------------

ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $     861,702   05/18/05         826,230         793,954
Common Stock (B)                                                              263 shs.   05/18/05         263,298          19,048
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362           4,994
                                                                                                    -------------   -------------
                                                                                                        1,148,890         817,996
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06       1,145,126       1,121,851
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946          73,882
Common Stock (B)                                                                 1 sh.   06/30/06             152            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          164 shs.   06/30/06          48,760          25,965
                                                                                                    -------------   -------------
                                                                                                        1,335,984       1,221,698
                                                                                                    -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     429,070   08/07/08         420,489         415,289
12.5% Senior Subordinated Note due 2015                                  $     429,070   08/07/08         388,799         409,279
Common Stock (B)                                                           41,860 shs.   08/07/08          41,860          39,767
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       32,914 shs.   08/07/08          32,965             329
                                                                                                    -------------   -------------
                                                                                                          884,113         864,664
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                            806 uts.   04/29/00           3,598            --
Common Membership Interests (B)                                            10,421 uts.   04/29/00          46,706            --
                                                                                                    -------------   -------------
                                                                                                           50,304            --
                                                                                                    -------------   -------------

14                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.          *   $         252   $     139,733
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.

CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   1,270,588   12/02/08       1,177,994       1,271,170
Preferred Stock (B)                                                           147 shs.   12/02/08         146,594         139,261
                                                                                                    -------------   -------------
                                                                                                        1,324,588       1,410,431
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $     642,857   10/10/08         581,786         620,718
Common Stock (B)                                                              321 shs.   10/10/08          32,143          30,536
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          495 shs.   10/10/08          48,214               5
                                                                                                    -------------   -------------
                                                                                                          662,143         651,259
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   1,267,387   01/12/07       1,182,283       1,050,671
Limited Liability Company Unit Class A (B)                                 82,613 uts.   01/12/07          82,613          23,674
Limited Liability Company Unit Class C (B)                                 59,756 uts.   01/12/07          59,756          17,124
                                                                                                    -------------   -------------
                                                                                                        1,324,652       1,091,469
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                              9,081 shs.   07/05/07         370,796         908,072
Preferred Stock Series C (B)                                                4,757 shs.   07/05/07         158,912         428,137
Common Stock (B)                                                              380 shs.   07/05/07               4               4
Limited Partnership Interest (B)                                            6.88% int.          *         103,135            --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05.                                                                                   632,847       1,336,213
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,297,464       1,281,088
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          10 shs.   08/04/05          72,617          47,632
                                                                                                    -------------   -------------
                                                                                                        1,370,081       1,328,720
                                                                                                    -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   1,215,000   08/21/08       1,090,910       1,164,112
Common Stock (B)                                                          135,000 shs.   08/21/08         135,000         128,250
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       72,037 shs.   08/21/08         103,143             720
                                                                                                    -------------   -------------
                                                                                                        1,329,053       1,293,082
                                                                                                    -------------   -------------

                       MassMutual Participation Investors                     15

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06   $     923,021   $     963,529
Limited Partnership Interest (B)                                            0.97% int.   10/30/06         371,739         824,832
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        26 shs.   10/30/06          26,380          32,030
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           18 shs.   10/30/06          18,000          88,005
                                                                                                    -------------   -------------
                                                                                                        1,339,140       1,908,396
                                                                                                    -------------   -------------
DIVERSCO, INC./ DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.   08/27/98         366,495            --
Preferred Stock (B)                                                         1,639 shs.   12/14/01       1,392,067         659,713
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                         6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 1,960,217         659,713
                                                                                                    -------------   -------------

DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     308,571   11/01/06         303,942         287,347
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         442,141         443,852
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857          78,996
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       32,294 shs.   11/01/06          44,663          24,802
                                                                                                    -------------   -------------
                                                                                                          893,603         834,997
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            3,656 shs.          *         365,600         609,991
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719         179,629
                                                                                                    -------------   -------------
*10/30/03 and 01/02/04.                                                                                   464,319         789,620
                                                                                                    -------------   -------------

E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   1,198,584   01/08/08       1,177,088       1,112,909
Common Stock (B)                                                              349 shs.   01/08/08         174,701         165,775
                                                                                                    -------------   -------------
                                                                                                        1,351,789       1,278,684
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.   06/28/04          40,875         111,618
                                                                                                    -------------   -------------

16                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
ELECTRA BICYCLE COMPANY LLC
A designer and marketer of branded leisure bicycles.
Limited Liability Company Unit Series F                                    36,913 uts.   04/12/07   $      36,913   $     106,057
Limited Liability Company Unit Series G                                     2,852 uts.   04/12/07           2,852           8,194
                                                                                                    -------------   -------------
                                                                                                           39,765         114,251
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Common Stock (B)                                                           45,000 shs.   05/06/04               6         842,151
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   1,118,571   10/06/08       1,096,200       1,061,988
Preferred Stock (B)                                                         2,298 shs.   10/06/08         229,804         218,310
Common Stock (B)                                                            1,625 shs.   10/06/08           1,625           1,544
                                                                                                    -------------   -------------
                                                                                                        1,327,629       1,281,842
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   1,265,625   06/01/06       1,190,841       1,139,063
Limited Liability Company Units of
  Linden/FHS Holdings LLC (B)                                                  84 uts.   06/01/06          84,368          42,484
Common Unit Class B (B)                                                       734 shs.   06/01/06          64,779            --
                                                                                                    -------------   -------------
                                                                                                        1,339,988       1,181,547
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     524,791   04/13/06         516,919         463,069
14% Senior Subordinated Note due 2014                                    $     317,177   04/13/06         289,204         278,022
Common Stock (B)                                                           62,535 shs.   04/13/06          62,535            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       17,680 shs.   04/13/06          27,676            --
                                                                                                    -------------   -------------
                                                                                                          896,334         741,091
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential homebuilders and developers in the Raleigh/Durham region of North Carolina.
12% Senior Subordinated Note due 2013                                    $   1,252,174   02/03/06       1,123,044            --
Common Stock (B)                                                               98 shs.   02/03/06          97,826            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          135 shs.   02/03/06         110,348            --
                                                                                                    -------------   -------------
                                                                                                        1,331,218            --
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014 (D)                                $   1,237,500   01/31/06       1,149,638         309,375
Preferred Stock (B)                                                        16,792 shs.   06/12/08          16,792            --
Common Stock (B)                                                          112,500 shs.   01/31/06         112,500            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       73,275 shs.   01/31/06          63,113            --
                                                                                                    -------------   -------------
                                                                                                        1,342,043         309,375
                                                                                                    -------------   -------------

                       MassMutual Participation Investors                     17

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
GOLDEN COUNTRY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
12% Senior Subordinated Note due 2015                                    $   1,012,500   11/01/07   $     914,607   $     810,000
8% Series A Convertible Preferred Stock, convertible into
  4.25% of the fully diluted common shares (B)                             77,643 shs.   11/01/07          77,643            --
                                                                                                    -------------   -------------
                                                                                                          992,250         810,000
                                                                                                    -------------   -------------
GQ HOLDINGS LLC
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
15% Senior Subordinated Note due 2015                                    $   1,226,592   06/27/08       1,201,773       1,104,732
Common Stock (B)                                                            3,867 shs.   06/27/08         132,841         106,271
                                                                                                    -------------   -------------
                                                                                                        1,334,614       1,211,003
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013 (D)                                  $ 1,170,000   02/10/06       1,084,725            --
Preferred Stock (B)                                                            21 shs.          *          21,428            --
Common Stock (B)                                                              180 shs.   02/10/06         180,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           67 shs.   02/10/06          61,875            --
                                                                                                    -------------   -------------
*09/18/07 and 06/27/08.                                                                                 1,348,028            --
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867            --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *       1,013,439       1,028,975
Common Stock (B)                                                               33 shs.          *          33,216          27,069
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          106 shs.          *         105,618          86,064
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                1,152,273       1,142,108
                                                                                                    -------------   -------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   1,098,837   08/19/08       1,016,628       1,042,588
Common Stock (B)                                                              251 shs.   08/19/08         251,163         238,602
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           65 shs.   08/19/08          60,233               1
                                                                                                    -------------   -------------
                                                                                                        1,328,024       1,281,191
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               37 shs.   02/27/07           1,100          53,436
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           11 shs.   02/27/07             324          15,742
                                                                                                    -------------   -------------
                                                                                                            1,424          69,178
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Subordinated Note due on demand                               $      25,055   03/01/04               1            --
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                          149,501            --
                                                                                                    -------------   -------------

18                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     510,187   08/04/00   $     491,439   $     490,920
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.   08/03/00         469,218          51,509
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101          10,344
                                                                                                    -------------   -------------
                                                                                                        1,021,758         552,773
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04         813,493         827,158
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528         136,976
                                                                                                    -------------   -------------
                                                                                                          867,021         964,134
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   1,263,334   10/15/07       1,238,088       1,210,407
Common Stock (B)                                                          116,827 shs.   10/15/07         116,827         120,737
                                                                                                    -------------   -------------
                                                                                                        1,354,915       1,331,144
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   1,329,717   05/25/06       1,275,911       1,269,919
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053          59,759
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,600 shs.   05/25/06          37,871          36,669
                                                                                                    -------------   -------------
                                                                                                        1,384,835       1,366,347
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014                                    $   1,115,217   07/16/08       1,042,077       1,061,083
Common Stock (B)                                                              235 shs.   07/15/08         234,783         223,041
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           51 shs.   07/16/08          50,836               1
                                                                                                    -------------   -------------
                                                                                                        1,327,696       1,284,125
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12.75% Senior Subordinated Note due 2014                                 $   1,229,301   03/14/07       1,133,747       1,054,436
Common Stock (B)                                                              123 shs.   03/13/07         123,000          47,720
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                           89 shs.   03/14/07          85,890          34,529
                                                                                                    -------------   -------------
                                                                                                        1,342,637       1,136,685
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   1,181,178   12/20/07       1,159,367       1,126,191
Preferred Stock (B)                                                       192,314 shs.   12/20/07         192,314         204,579
Common Stock (B)                                                           54,326 shs.   12/20/07             543          79,165
                                                                                                    -------------   -------------
                                                                                                        1,352,224       1,409,935
                                                                                                    -------------   -------------

                       MassMutual Participation Investors                     19

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil & gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $     644,786   09/12/08   $     597,100   $     607,823
Common Stock (B)                                                               32 shs.   09/12/08          32,143          30,533
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/12/08          34,714            --
                                                                                                    -------------   -------------
                                                                                                          663,957         638,356
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     516,177   05/04/07         483,072         495,840
Limited Liability Company Unit (B)                                         12,763 uts.          *         166,481         222,150
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        1,787 shs.   05/04/07          22,781          31,103
                                                                                                    -------------   -------------
*05/04/07 and 01/02/08.                                                                                   672,334         749,093
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
8.26% Senior Secured Tranche A Note due 2010 (C)                         $     207,815   09/03/04         207,815         205,449
12% Senior Secured Tranche B Note due 2011                               $     179,104   09/03/04         167,495         166,526
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582          10,416
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556           7,526
                                                                                                    -------------   -------------
                                                                                                          431,448         389,917
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $     608,401   08/29/08         534,359         581,580
Preferred Unit (B)                                                             66 uts.   08/29/08          66,451          63,128
Common Unit Class A (B)                                                       671 uts.   08/29/08             671             637
Common Unit Class B (B)                                                       250 uts.   08/29/08          63,564               3
                                                                                                    -------------   -------------
                                                                                                          665,045         645,348
                                                                                                    -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   1,144,068   09/24/08       1,048,910       1,083,484
Preferred Stock (B)                                                            56 shs.   09/24/08          54,040               1
Limited Partnership Interest (B)                                          205,932 int.   09/16/08         205,932         195,635
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           18 shs.   09/24/08          18,237            --
                                                                                                    -------------   -------------
                                                                                                        1,327,119       1,279,120
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   1,421,795          *       1,354,600       1,376,331
Common Stock (B)                                                              238 shs.          *         238,000         426,254
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           87 shs.          *          86,281         155,475
                                                                                                    -------------   -------------
*08/12/05 and 09/11/06.                                                                                 1,678,881       1,958,060
                                                                                                    -------------   -------------

20                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   1,246,154   07/21/08   $   1,172,806   $   1,203,237
Preferred Stock (B)                                                           139 shs.   07/21/08         138,374         131,459
Common Stock (B)                                                                9 shs.   07/21/08          10,000           9,500
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            6 shs.   07/21/08           5,510            --
                                                                                                    -------------   -------------
                                                                                                        1,326,690       1,344,196
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           11.24% int.   08/04/06          56,198         133,841
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          586 shs.   08/04/06          56,705         139,514
                                                                                                    -------------   -------------
                                                                                                          112,903         273,355
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014                                    $   1,490,051   07/25/08       1,391,897       1,341,046
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           81 shs.   03/31/06          73,125            --
                                                                                                    -------------   -------------
                                                                                                        1,465,022       1,341,046
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components.
12% Senior Subordinated Note due 2014 (D)                                $   1,292,246   08/25/06       1,187,021       1,163,021
30% Convertible Preferred Stock (B)                                        41,289 shs.   07/28/08          19,708          37,160
                                                                                                    -------------   -------------
                                                                                                        1,206,729       1,200,181
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     431,692   02/24/06         368,348         215,846
Limited Liability Company Unit (B)                                            437 uts.          *         436,984            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           68 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                  825,019         215,846
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Secured Term Note Series A due 2009                           $     144,462   11/14/08         144,462         143,651
14% Senior Subordinated Note due 2014 (D)                                $     764,921   05/28/04         630,722            --
10.75% Senior Secured Note due 2011 (D)                                  $     348,150   05/28/04         327,479          87,037
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      116,521 shs.   05/28/04          74,736            --
                                                                                                    -------------   -------------
                                                                                                        1,177,399         230,688
                                                                                                    -------------   -------------

                       MassMutual Participation Investors                     21

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   1,125,000   08/02/07   $     999,658   $   1,095,863
Common Stock (B)                                                          225,000 shs.   08/02/07         225,000         286,345
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       63,191 shs.   08/02/07         102,842          80,419
                                                                                                    -------------   -------------
                                                                                                        1,327,500       1,462,627
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $     810,000   02/02/07         745,713         709,077
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             1.38% int.   02/01/07         539,978         113,415
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                 8 uts.   12/18/08           8,147           8,150
Preferred Stock Class A (B)                                                      1 sh.   12/18/08             726             721
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/02/07          48,087          10,100
                                                                                                    -------------   -------------
                                                                                                        1,342,651         841,463
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     464,286   01/28/02         464,286         348,215
11.5% Senior Subordinated Note due 2012                                  $     857,143   01/28/02         820,159         428,572
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,555,613         776,787
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     273,405   01/03/06         269,304         257,730
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         358,563         359,150
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,073 shs.   01/03/06          35,900            --
                                                                                                    -------------   -------------
                                                                                                          847,943         616,880
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2009 (D)                                $     511,000   08/07/98         511,000         102,200
12% Senior Subordinated Note due 2009 (D)                                $     244,154   02/09/00         213,313          48,831
Warrants, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        2,270 shs.          *          30,841            --
                                                                                                    -------------   -------------
*08/07/98 and 02/29/00.                                                                                   755,154         151,031
                                                                                                    -------------   -------------

ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          1,942 uts.   01/17/06         302,885         595,934
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          328 shs.   01/17/06          90,424         100,616
                                                                                                    -------------   -------------
                                                                                                          393,309         696,550
                                                                                                    -------------   -------------


22                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   1,206,177   07/03/06   $   1,153,202   $   1,156,054
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         257,722
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          46,393
Common Unit Class I (B)                                                        78 uts.   07/03/06            --             4,041
Common Unit Class L (B)                                                        17 uts.   07/03/06            --               854
                                                                                                    -------------   -------------
                                                                                                        1,391,942       1,465,064
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06       1,149,505       1,193,497
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         210,497
Common Stock (B)                                                               12 shs.   03/31/06          13,500          37,937
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                            7 shs.   03/31/06           5,888          22,075
                                                                                                    -------------   -------------
                                                                                                        1,343,385       1,464,006
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas and medical sectors.
14% Senior Subordinated Note due 2012                                    $     701,250   04/27/07         650,554         647,704
Limited Liability Company Unit (B)                                        928,962 uts.   04/27/07          33,477            --
                                                                                                    -------------   -------------
                                                                                                          684,031         647,704
                                                                                                    -------------   -------------

PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   1,125,000   12/19/00       1,068,043       1,067,049
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.   12/21/00         140,625            --
                                                                                                    -------------   -------------
                                                                                                        1,208,668       1,067,049
                                                                                                    -------------   -------------

POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
12% Senior Subordinated Note due 2014                                    $   1,080,000   10/02/06       1,009,845         540,000
Limited Liability Company Unit                                                733 uts.   10/02/06         270,000            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          182 shs.   10/02/06          65,988            --
                                                                                                    -------------   -------------
                                                                                                        1,345,833         540,000
                                                                                                    -------------   -------------

POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   1,255,814   02/11/08       1,147,640       1,207,555
Limited Partnership Interest (B)                                           12.55% int.   02/11/08          94,092          89,387
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          700 shs.   02/11/08          88,723               7
                                                                                                    -------------   -------------
                                                                                                        1,330,455       1,296,949
                                                                                                    -------------   -------------


                       MassMutual Participation Investors                     23

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                              332 shs.   08/12/94   $      33,217   $        --
Common Stock (B)                                                              867 shs.          *          42,365            --
                                                                                                    -------------   -------------
*08/12/94 and 11/14/01.                                                                                    75,582            --
                                                                                                    -------------   -------------

QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $     937,500   05/28/04         838,923         902,812
Common Stock                                                              187,500 shs.   05/28/04         187,500            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          199,969 shs.   05/28/04         199,969            --
                                                                                                    -------------   -------------
                                                                                                        1,226,392         902,812
                                                                                                    -------------   -------------

R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   1,200,277   12/15/06       1,106,663       1,138,718
Limited Liability Company Unit (B)                                          1,497 uts.   12/15/06         149,723         106,457
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            2 shs.   12/15/06          69,609          50,237
                                                                                                    -------------   -------------
                                                                                                        1,325,995       1,295,412
                                                                                                    -------------   -------------

R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/18/08       1,306,541       1,258,307
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            3 shs.   01/18/08          16,459            --
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,258,307
                                                                                                    -------------   -------------

RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   1,196,809   02/10/06       1,124,954       1,197,705
Common Stock (B)                                                          153,191 shs.   02/10/06         153,191         242,217
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       69,647 shs.   02/10/06          63,421         110,122
                                                                                                    -------------   -------------
                                                                                                        1,341,566       1,550,044
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         530,988         524,441
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          13,326
                                                                                                    -------------   -------------
                                                                                                          596,077         537,767
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         583,470
                                                                                                    -------------   -------------

24                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04   $     777,710   $     759,675
Common Stock (B)                                                              324 shs.          *         340,378         335,982
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129          73,356
                                                                                                    -------------   -------------
*09/10/04 and 10/05/07.                                                                                 1,178,217       1,169,013
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   1,176,924          *       1,074,470       1,136,038
Limited Liability Company Unit (B)                                            328 uts.          *         337,762         402,957
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           83 shs.          *          87,231         102,069
                                                                                                    -------------   -------------
*08/31/07 and 03/06/08.                                                                                 1,499,463       1,641,064
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   1,191,176   10/23/08       1,114,290       1,226,911
Common Stock (B)                                                           15,882 shs.   10/23/08         158,824         150,879
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        5,852 shs.   10/23/08          53,285              59
                                                                                                    -------------   -------------
                                                                                                        1,326,399       1,377,849
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06       1,121,923       1,094,863
Common Stock (B)                                                              165 shs.   08/01/06         164,634         173,540
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           55 shs.   08/01/06          49,390          57,797
                                                                                                    -------------   -------------
                                                                                                        1,335,947       1,326,200
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2016                                    $   1,354,503   09/02/08       1,262,344       1,296,906
Redeemable Preferred Stock Series A (B)                                       678 shs.   09/02/08           6,629               7
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        6,778 shs.   09/02/08          59,661              68
                                                                                                    -------------   -------------
                                                                                                        1,328,634       1,296,981
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/14/08       1,276,383       1,257,512
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            5 shs.   01/14/08          46,617            --
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,257,512
                                                                                                    -------------   -------------

                       MassMutual Participation Investors                     25

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2015                                    $   1,173,909   10/14/05   $   1,033,473   $   1,141,551
Common Stock                                                                1,167 shs.   10/14/05           1,167         335,416
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share                                              631 shs.   09/30/08         300,683         181,361
                                                                                                    -------------   -------------
                                                                                                        1,335,323       1,658,328
                                                                                                    -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
6.46% Senior Secured Tranche B Note due 2012 (C)                         $     865,566          *         862,359         842,888
6.50% Senior Secured Tranche B Note due 2012 (C)                         $         824   09/30/08             824             820
12% Senior Subordinated Note due 2014                                    $     664,062         **         635,829         638,665
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          2.27% int.        ***          85,292         310,224
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           41 shs.   04/28/06          33,738          50,121
                                                                                                    -------------   -------------
* 04/28/06 and 12/21/06. ** 04/28/06 and 09/13/06. *** 03/01/05 and 10/10/08.                           1,618,042       1,842,718
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   1,185,366   10/26/07       1,113,016       1,118,635
Series A Preferred Stock (B)                                                  219 shs.   10/26/07         219,203         100,880
                                                                                                    -------------   -------------
                                                                                                        1,332,219       1,219,515
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     486,487   03/02/07         479,190         472,771
13% Senior Subordinated Note due 2014                                    $     341,971   03/02/07         280,347         327,520
Common Stock (B)                                                           71,542 shs.   03/02/07          71,542          65,965
Warrant, exercisable until 2014 to purchase
  common stock at $.01 per share (B)                                       19,733 shs.   03/02/07          54,784          18,195
                                                                                                    -------------   -------------
                                                                                                          885,863         884,451
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015                                    $     938,651   10/31/07         877,460         821,541
Common Stock (B)                                                              110 shs.   10/31/07         110,430          99,387
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           50 shs.   10/31/07          46,380               1
                                                                                                    -------------   -------------
                                                                                                        1,034,270         920,929
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $     918,000   08/31/05         886,735         868,024
Common Stock (B)                                                              571 shs.          *         570,944         524,929
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           46 shs.   08/31/05          41,021          41,833
                                                                                                    -------------   -------------
*08/31/05 and 04/30/07.                                                                                 1,498,700       1,434,786
                                                                                                    -------------   -------------

26                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   1,356,000   02/05/98   $   1,307,549   $   1,354,970
Common Stock (B)                                                              315 shs.   02/04/98         315,000         353,505
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         249,137
                                                                                                    -------------   -------------
                                                                                                        1,806,965       1,957,612
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
16% Senior Subordinated Note due 2010 (D)                                $   1,222,698          *       1,133,973         305,675
16% PIK Note due 2010                                                    $     113,939   12/30/08            --            28,485
Preferred Stock Series B (B)                                                  128 shs.   10/20/08         127,677            --
Common Stock (B)                                                              393 shs.          *         423,985            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           81 shs.          *          84,650            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          558 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                1,770,285         334,160
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
common stock at $.01 per share (B)                                          3,060 shs.   04/11/03          37,821         133,837
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $     904,370   02/08/08         885,550         823,081
Convertible Preferred Stock (B)                                               470 shs.   02/08/08         469,565         422,604
                                                                                                    -------------   -------------
                                                                                                        1,355,115       1,245,685
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         932,300         948,044
Common Stock (B)                                                               96 shs.   04/30/04          96,400          66,685
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106          84,393
                                                                                                    -------------   -------------
                                                                                                        1,140,806       1,099,122
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     458,824   05/17/07         451,941         449,255
13% Senior Subordinated Note due 2014                                    $     370,588   05/17/07         336,180         358,316
Common Stock (B)                                                           70,588 shs.   05/17/07          70,588          89,994
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       20,003 shs.   05/17/07          31,460          25,502
                                                                                                    -------------   -------------
                                                                                                          890,169         923,067
                                                                                                    -------------   -------------


                       MassMutual Participation Investors                     27

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $     999,153   09/24/04   $     947,805   $     928,541
Common Stock (B)                                                           14,006 shs.          *         140,064         146,284
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,593 shs.   09/24/04          98,938         131,526
                                                                                                    -------------   -------------
* 09/24/04 and 12/22/06.                                                                                1,186,807       1,206,351
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012                                  $     900,000   07/19/04         785,152            --
14.5% PIK Note due 2010                                                  $     215,976   06/30/07         180,500            --
Limited Liability Company Unit Class A (B)                                219,375 uts.   07/19/04         219,375            --
Limited Liability Company Unit Class B (B)                                 96,848 uts.   07/19/04          96,848            --
                                                                                                    -------------   -------------
                                                                                                        1,281,875            --
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   1,151,874   11/15/07       1,128,036       1,051,273
Limited Liability Company Unit Class B (B)                                    224 uts.   11/15/07         223,757          96,857
Limited Liability Company Unit Class C (B)                                    224 uts.   11/15/07            --            96,857
                                                                                                    -------------   -------------
                                                                                                        1,351,793       1,244,987
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.20% int.   07/12/04           1,974            --
Common Stock (B)                                                            2,133 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            1,974            --
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06         854,909         804,985
Common Stock (B)                                                              101 shs.   11/30/06         101,250          43,838
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           51 shs.   11/30/06          45,790          21,887
                                                                                                    -------------   -------------
                                                                                                        1,001,949         870,710
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $     613,692   05/14/07         562,443         545,329
Limited Partnership Interest (B)                                           12.26% int.   05/14/07          61,308            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           47 shs.   05/14/07          44,187            --
                                                                                                    -------------   -------------
                                                                                                          667,938         545,329
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015                                    $   1,200,000   09/08/08       1,176,000       1,121,429
Common Stock (B)                                                              150 shs.   09/08/08         150,000         135,000
                                                                                                        1,326,000       1,256,429
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                               107,773,300      97,424,749
                                                                                                    -------------   -------------

28                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                  RATE        DATE         AMOUNT           COST         FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 2.41%:(A)
BONDS - 2.41%
Cenveo Corporation                                            10.500%    08/15/16    $     45,000    $     45,000    $     26,100
Charter Communications Op LLC                                  8.000     04/30/12         750,000         736,875         615,000
Compucom Systems, Inc.                                        12.500     10/01/15         670,000         649,332         455,600
Douglas Dynamics LLC                                           7.750     01/15/12         485,000         462,040         252,200
G F S I, Inc. (C)                                             10.500     06/01/11         358,000         343,948         298,930
Packaging Dynamics Corporation of America                     10.000     05/01/16         975,000         969,781         443,625
Ticketmaster Entertainment, Inc.                              10.750     08/01/16         250,000         250,000         135,000
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15         540,000         556,293         426,600
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                             4,013,269       2,653,055
                                                                                                     ------------    ------------

CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          194             179            --
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE PREFERRED STOCK                                                                             179            --
                                                                                                     ------------    ------------

PREFERRED STOCK - 0.00%
TherOX, Inc. (B)                                                                               26           1,032            --
                                                                                                     ------------    ------------
TOTAL PREFERRED STOCK                                                                                       1,032            --
                                                                                                     ------------    ------------

COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                             292           1,062            --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                          1,062            --
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                              4,015,542       2,653,055
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $111,788,842    $100,077,804
                                                                                                     ------------    ------------

                       MassMutual Participation Investors                     29

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES - 14.15%:(A)                       RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 12.79%
Appleton Papers, Inc.                                          8.125%    06/15/11    $    250,000    $    250,000    $    172,500
Aramark Corporation (C)                                        6.693     02/01/15         100,000         100,000          75,500
C R H America, Inc.                                            5.300     10/15/13         500,000         418,430         351,872
C V S Caremark Corporation                                     5.750     06/01/17         500,000         407,380         470,735
Cincinnati Bell, Inc.                                          7.000     02/15/15         550,000         394,625         420,750
Citigroup, Inc.                                                5.500     04/11/13         500,000         437,890         486,842
Comcast Corporation                                            6.500     01/15/15         500,000         443,545         491,466
El Paso Corporation                                           12.000     12/12/13          25,000          22,249          24,813
Electronic Data Systems Corporation                            7.125     10/15/09         500,000         501,171         508,313
Enterprise Products Operating Co.                              9.750     01/31/14         375,000         375,000         381,858
Ford Motor Credit Co.                                          7.375     10/28/09         250,000         249,375         219,555
General Motors Acceptance Corporation                          5.850     01/14/09         750,000         740,349         745,112
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         104,000
Goldman Sachs Group, Inc.                                      4.750     07/15/13         500,000         418,645         449,326
Goodyear Tire & Rubber Co.                                     9.000     07/01/15          64,000          65,182          51,520
Inergy LP                                                      8.250     03/01/16          75,000          75,000          58,500
Intelsat Bermuda Ltd.                                          9.250     06/15/16         690,000         715,620         538,200
Interline Brands, Inc.                                         8.125     06/15/14         830,000         824,237         655,700
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         513,882         431,250
Johnson Controls, Inc.                                         5.500     01/15/16         500,000         398,125         387,469
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000          76,000
Mediacom Broadband LLC                                         9.500     01/15/13         750,000         585,000         566,250
Nortek, Inc.                                                  10.000     12/01/13         100,000          98,957          68,000
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12         500,000         492,980         342,500
Pepsico, Inc.                                                  7.900     11/01/18         500,000         517,909         612,824
Pliant Corporation (C)                                        11.850     06/15/09         857,441         838,594         458,732
Quicksilver Resources, Inc.                                    7.125     04/01/16         350,000         334,250         187,250
Rental Service Corporation                                     9.500     12/01/14         175,000         175,815          96,250
Rogers Wireless, Inc.                                          7.500     03/15/15         560,000         590,854         554,472
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         157,781
Stewart & Stevenson LLC                                       10.000     07/15/14         735,000         755,246         455,700
Tenneco, Inc.                                                  8.125     11/15/15         550,000         270,000         253,000
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          27,038
Titan International, Inc.                                      8.000     01/15/12          70,000          70,000          51,800
Transdigm, Inc.                                                7.750     07/15/14         150,000         151,216         123,000
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         990,963         350,000
Tyco International Group SA                                    6.000     11/15/13         625,000         545,313         586,447
United Components, Inc.                                        9.375     06/15/13         535,000         535,687         224,700
United Rentals, Inc.                                           6.500     02/15/12         325,000         235,621         256,747
Verizon Communications                                         8.750     11/01/18         500,000         497,190         586,611
Virgin Media Finance PLC                                       8.750     04/15/14         790,000         592,500         592,500
Vought Aircraft Industries                                     8.000     07/15/11         650,000         647,882         438,750
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            16,763,683      14,091,633
                                                                                                     ------------    ------------

30                     MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) CONTINUED                      RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.29%
CKX, Inc. (B)                                                                              52,500    $    422,625    $    192,675
Directed Electronics, Inc. (B)                                                            195,118         982,868          78,047
ITC^DeltaCom, Inc. (B)                                                                     94,588         827,645          47,294
Intrepid Potash, Inc. (B)                                                                     185           5,920           3,842
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      2,239,058         321,858
                                                                                                     ------------    ------------

CONVERTIBLE BONDS - 1.07%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    250,000         194,063         176,875
Nabors Industries LTD                                          0.940     05/15/11         750,000         660,625         617,813
Transocean, Inc.                                               1.500     12/15/37         500,000         411,093         385,000
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE BONDS                                                                                 1,265,781       1,179,688
                                                                                                     ------------    ------------

TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 20,268,522    $ 15,593,179
                                                                                                     ------------    ------------


                                                             INTEREST      DUE         PRINCIPAL
SHORT TERM SECURITIES                                       RATE/YIELD*    DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 5.18%
Devon Energy Corporation                                       1.250%    01/02/09    $  1,290,000    $  1,289,955    $  1,289,955
R R Donnelley & Sons Company                                   5.059     01/05/09       1,700,000       1,699,046       1,699,046
Textron, Inc.                                                  6.259     01/06/09       2,000,000       1,998,264       1,998,264
Volkswagen of America                                          6.113     01/06/09         724,000         723,387         723,387
                                                                                                     ------------    ------------
Total Short-Term Securities                                                                          $  5,710,652    $  5,710,652
                                                                                                     ------------    ------------
Total Investments                                             110.17%                                $137,768,016    $121,381,635
                                                              ------                                 ------------    ------------
Other Assets                                                    3.85                                                    4,243,262
Liabilities                                                   (14.02)                                                 (15,448,967)
                                                              ------                                                 ------------
Total Net Assets                                              100.00%                                                $110,175,930
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/08.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At December 31, 2008, the value of these securities amounted to $97,424,749 or 88.43% of net assets.
 ^  Effective yield at purchase
PIK - Payment-in-kind

                       MassMutual Participation Investors                     31

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 2.77%                                                     CHEMICAL, PLASTICS & RUBBER - 0.13%
Gencorp, Inc.                                   $    104,000          Capital Specialty Plastics, Inc.                $    139,733
P A S Holdco LLC                                   1,465,064                                                          ------------
Transdigm, Inc.                                      123,000                                                               139,733
Visioneering, Inc.                                   923,067                                                          ------------
Vought Aircraft Industries                           438,750          CONSUMER PRODUCTS - 8.05%
                                                ------------          Aero Holdings, Inc.                                1,916,812
                                                   3,053,881          Bravo Sports Holding Corporation                   1,221,698
                                                ------------          G F S I, Inc.                                        298,930
AUTOMOBILE - 5.12%                                                    K N B Holdings Corporation                         1,366,347
Fuel Systems Holding Corporation                     309,375          Momentum Holding Co.                                 273,355
Goodyear Tire & Rubber Co.                            51,520          R A J Manufacturing Holdings LLC                   1,295,412
Jason, Inc.                                          552,773          Royal Baths Manufacturing Company                    537,767
Johnson Controls, Inc.                               387,469          The Tranzonic Companies                            1,957,612
Nyloncraft, Inc.                                     776,787          Walls Industries, Inc.                                  --
Ontario Drive & Gear Ltd.                            696,550                                                          ------------
Qualis Automotive LLC                                902,812                                                             8,867,933
Tenneco, Inc.                                        253,000                                                          ------------
Titan International, Inc.                             51,800          CONTAINERS, PACKAGING & GLASS - 4.14%
Transtar Holding Company                           1,434,786          Flutes, Inc.                                         741,091
United Components, Inc.                              224,700          Maverick Acquisition Company                         389,917
                                                ------------          P I I Holding Corporation                          1,464,006
                                                   5,641,572          Packaging Dynamics Corporation of America            443,625
                                                ------------          Paradigm Packaging, Inc.                           1,067,049
BEVERAGE, DRUG & FOOD - 4.87%                                         Pliant Corporation                                   458,732
Aramark Corporation                                   75,500          Vitex Packaging Group, Inc.                             --
Golden County Foods Holding, Inc.                    810,000                                                          ------------
Hospitality Mints Holding Company                  1,281,191                                                             4,564,420
Pepsico, Inc.                                        612,824                                                          ------------
Specialty Commodities, Inc.                        1,377,849          DISTRIBUTION - 1.92%
Vitality Foodservice, Inc.                         1,206,351          Duncan Systems, Inc.                                 834,997
                                                ------------          F C X Holdings Corporation                         1,281,842
                                                   5,363,715                                                          ------------
                                                ------------                                                             2,116,839
BROADCASTING & ENTERTAINMENT - 2.89%                                                                                  ------------
Charter Communications Op LLC                        615,000          DIVERSIFIED/CONGLOMERATE, MANUFACTURING -10.67%
Citadel Broadcasting Corporation                     176,875          A H C Holdings Company, Inc.                       1,319,122
CKX, Inc.                                            192,675          Arrow Tru-Line Holdings, Inc.                        817,996
Comcast Corporation                                  491,466          C D N T, Inc.                                        864,664
Mediacom Broadband LLC                               566,250          Douglas Dynamics LLC                                 252,200
Virgin Media Finance PLC                             592,500          Evans Consoles, Inc.                                 842,151
Workplace Media Holding Co.                          545,329          K P I Holdings, Inc.                               1,284,125
                                                ------------          MEGTEC Holdings, Inc.                              1,279,120
                                                   3,180,095          Milwaukee Gear Company                             1,344,196
                                                ------------          Nortek, Inc.                                          68,000
BUILDINGS & REAL ESTATE - 1.18%                                       Postle Aluminum Company LLC                          540,000
K W P I Holdings Corporation                       1,136,685          Radiac Abrasives, Inc.                             1,550,044
Texas Industries, Inc.                                27,038          Truck Bodies & Equipment International               334,160
TruStile Doors, Inc.                                 133,837          Xaloy Superior Holdings, Inc.                      1,256,429
                                                ------------                                                          ------------
                                                   1,297,560                                                            11,752,207
                                                ------------                                                          ------------

32                     MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 10.79%                            HOME & OFFICE FURNISHINGS, HOUSEWARES, AND
A W X Holdings Corporation                      $    858,887          DURABLE CONSUMER PRODUCTS - 10.51%
Advanced Technologies Holdings                     1,361,158          Connor Sport Court International, Inc.          $  1,336,213
C R H America, Inc.                                  351,872          H M Holding Company                                     --
CapeSuccess LLC                                         --            Home Decor Holding Company                         1,142,108
Clough, Harbour and Associates                     1,410,431          Justrite Manufacturing Acquisition Co.               964,134
Crane Rental Corporation                           1,293,082          K H O F Holdings, Inc.                             1,331,144
Diversco, Inc./DHI Holdings, Inc.                    659,713          Monessen Holding Corporation                       1,341,046
Dwyer Group, Inc.                                    789,620          Stanton Carpet Holding Co.                         1,326,200
Fowler Holding, Inc.                                    --            Transpac Holdings Company                            920,929
GQ Holdings LLC                                    1,211,003          U M A Enterprises, Inc.                            1,245,685
Insurance Claims Management, Inc.                     69,178          U-Line Corporation                                 1,099,122
Interline Brands, Inc.                               655,700          Wellborn Forest Holding Co.                          870,710
Iron Mountain, Inc.                                  431,250                                                          ------------
Mail Communications Group, Inc.                      749,093                                                            11,577,291
Nesco Holdings Corporation                         1,462,627                                                          ------------
Tyco International Group                             586,447          LEISURE, AMUSEMENT, ENTERTAINMENT - 1.99%
                                                ------------          Electra Bicycle Company LLC                          114,251
                                                  11,890,061          O E D Corp/Diamond Jo Company Guarantee              342,500
                                                ------------          Savage Sports Holding, Inc.                        1,169,013
ELECTRONICS - 1.52%                                                   Ticketmaster Entertainment, Inc.                     135,000
Connecticut Electric, Inc.                         1,091,469          Tunica-Biloxi Gaming Authority                       426,600
Directed Electronics, Inc.                            78,047                                                          ------------
Electronic Data Systems Corporation                  508,313                                                             2,187,364
                                                ------------                                                          ------------
                                                   1,677,829          MACHINERY - 11.36%
                                                ------------          A S A P Industries LLC                               691,814
FARMING & AGRICULTURE - 1.13%                                         Davis-Standard LLC                                 1,908,396
Protein Genetics, Inc.                                  --            E S P Holdco, Inc.                                 1,278,684
Waggin' Train Holdings LLC                         1,244,987          Integration Technology Systems, Inc.                    --
                                                ------------          K-Tek Holdings Corporation                         1,409,935
                                                   1,244,987          M V I Holding, Inc.                                  638,356
                                                ------------          Manitowoc Company, Inc.                               76,000
FINANCIAL SERVICES - 1.73%                                            Morton Industrial Group, Inc.                      1,200,181
Citigroup, Inc.                                      486,842          Navis Global                                         230,688
Ford Motor Credit Co.                                219,555          NetShape Technologies, Inc.                          841,463
General Motors Acceptance Corporation                745,112          Pacific Consolidated Holdings LLC                    647,704
Goldman Sachs Group, Inc.                            449,326          Power Services Holding Company                     1,296,949
Highgate Capital LLC                                    --            R E I Delaware Holding, Inc.                       1,258,307
                                                ------------          Safety Speed Cut Manufacturing Company, Inc.         583,470
                                                   1,900,835          Stewart & Stevenson LLC                              455,700
                                                ------------                                                          ------------
HEALTHCARE, EDUCATION & CHILDCARE - 5.52%                                                                               12,517,647
A T I Acquisition Company                          1,683,955                                                          ------------
American Hospice Management Holding LLC            1,917,251
F H S Holdings LLC                                 1,181,547
Synteract Holdings Corporation                     1,296,981
Touchstone Health Partnership                           --
                                                ------------
                                                   6,079,734
                                                ------------

                       MassMutual Participation Investors                     33

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
MEDICAL DEVICES/BIOTECH - 3.62%                                       TELECOMMUNICATIONS - 2.53%
Coeur, Inc.                                     $    651,259          All Current Holding Company                     $    642,814
E X C Acquisition Corporation                        111,618          Cincinnati Bell, Inc.                                420,750
ETEX Corporation                                        --            Intelsat Bermuda Ltd.                                538,200
MedSystems Holdings LLC                              645,348          ITC^DeltaCom, Inc.                                    47,294
MicroGroup, Inc.                                   1,958,060          Rogers Wireless, Inc.                                554,472
OakRiver Technology, Inc.                            616,880          Verizon Communications                               586,611
TherOX, Inc.                                            --                                                            ------------
                                                ------------                                                             2,790,141
                                                   3,983,165                                                          ------------
                                                ------------          TRANSPORTATION - 1.70%
MINING, STEEL, IRON & NON PRECIOUS                                    NABCO, Inc.                                          215,846
METALS - 1.46%                                                        Tangent Rail Corporation                           1,658,328
T H I Acquisition, Inc.                            1,257,512                                                          ------------
Tube City IMS Corporation                            350,000                                                             1,874,174
                                                ------------                                                          ------------
                                                   1,607,512          UTILITIES - 0.07%
                                                ------------          El Paso Corporation                                   24,813
NATURAL RESOURCES - 0.18%                                             Inergy LP                                             58,500
Appleton Papers, Inc.                                172,500                                                          ------------
Cenveo Corporation                                    26,100                                                                83,313
Intrepid Potash, Inc.                                  3,842                                                          ------------
                                                ------------          WASTE MANAGEMENT / POLLUTION - 2.78%
                                                     202,442          Terra Renewal LLC                                  1,842,718
                                                ------------          Torrent Group Holdings, Inc.                       1,219,515
OIL & GAS - 2.23%                                                                                                     ------------
Enterprise Products Operating Co.                    381,858                                                             3,062,233
Nabors Industries LTD                                617,813                                                          ------------
Quicksilver Resources, Inc.                          187,250          Total Corporate Restricted and Public
Transocean, Inc.                                     385,000          Securities - 104.99%                            $115,670,983
Total E & S, Inc.                                    884,451                                                          ============
                                                ------------
                                                   2,456,372
                                                ------------
PHARMACEUTICALS - 1.21%
CorePharma LLC                                     1,328,720
                                                ------------
                                                   1,328,720
                                                ------------
PUBLISHING/PRINTING - 0.14%
Sheridan Acquisition Corporation                     157,781
                                                ------------
                                                     157,781
                                                ------------
RETAIL STORES - 0.88%
CVS Caremark Corporation                             470,735
Olympic Sales, Inc.                                  151,031
Rental Service Corporation                            96,250
United Rentals, Inc.                                 256,747
                                                ------------
                                                     974,763
                                                ------------
TECHNOLOGY - 1.90%
Compucom Systems, Inc.                               455,600
Smart Source Holdings LLC                          1,641,064
                                                ------------
                                                   2,096,664
                                                ------------

34                     MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

1. HISTORY
   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $97,424,749 (88.43% of net assets) as of December 31, 2008 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2008, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   Effective January 1, 2008, the Trust adopted FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance.

   Various inputs are used in determining the value of the Trust's investments. Using the hierarchy established under FAS 157, these inputs are summarized in the three broad levels listed below:

   Level 1: quoted prices in active markets for identical securities

   Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3: significant unobservable inputs (including the Trust's own assumptions indetermining the fair value of investments)

   The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2008:

   Assets                 Total        Level 1        Level 2        Level 3
   -----------------------------------------------------------------------------
   Restricted
   Securities        $ 100,077,804   $       --    $  2,653,055   $ 97,424,749

   Public
   Securities           15,593,179       321,858     15,271,321            --

   Short-term
   Securities            5,710,652           --       5,710,652            --
   -----------------------------------------------------------------------------
   Total             $ 121,381,635   $   321,858   $ 23,635,028   $ 97,424,749
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
36                     MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                           RESTRICTED       PUBLIC     SHORT-TERM
   ASSETS:                 SECURITIES     SECURITIES   SECURITIES     TOTAL
   -----------------------------------------------------------------------------
   Beginning balance
   at 12/31/2007          $ 94,083,138    $      --    $     --    $ 94,083,138

   Total gains or losses
   (realized/unrealized)
   included in earnings*    (8,700,186)          --          --      (8,700,186)

   Purchases, sales,
   issuances &
   settlements (net)        12,041,797           --          --      12,041,797
   Transfers in and / or
   out of Level 3                                --          --             --
   -----------------------------------------------------------------------------
   ENDING BALANCE AT
   12/31/2008             $ 97,424,749    $      --    $     --    $ 97,424,749

   * The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 12/31/08 is ($10,990,162).

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2008, the Trust did not have any net realized taxable long-term capital gain.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   Net investment income and realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable taxable earnings due to earnings from the MMPI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and net realized gains or losses on certain investments. Permanent differences will result in re-classifications to the capital accounts. In 2008, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $33,687 to more accurately display the Trust's financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year December 31, 2008, the MMPI Subsidiary Trust has accrued income tax expense of $36,815.

   Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2008, the MMPI Subsidiary Trust has a deferred tax asset of $90,898 for which a full valuation reserve has been recorded. No future tax benefit is expected to be realized from this asset as of December 31, 2008.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - An interpretation of FASB Statement No. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   As of December 31, 2008, the components of distributable earnings on a tax basis included $1,834,155 of undistributed ordinary income and ($940,203) of a net realized capital loss carryforward. The loss carryforward will expire on December 31, 2016. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (GAAP).

   The difference between net taxable distributable earnings to GAAP earnings is $142,583 which is comprised of various timing differences.

   The tax character of distributions declared during the years ended December 31, 2008 and 2007 was as follows:

   Distributions paid from:                    2008              2007
                                          ------------      ------------

   Ordinary Income                        $  9,915,143      $ 12,315,585
   Long-term Capital gains                $        --       $        --

   F. EXPENSE REDUCTION:
   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2008, there were no credit balances used to reduce custodian fees.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT

   A. SERVICES:
   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

--------------------------------------------------------------------------------
38                     MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   B. FEE:
   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:
   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2008, the Trust incurred total interest expense on the Note of $696,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:
   The Trust's $15,000,000 revolving credit agreement (the "Revolver") with Bank of America N.A. matured on May 30, 2008.

   For the year ended December 31, 2008, the Trust incurred a total expense on the Revolver of $6,229. The expense was incurred on the undrawn portion of the Revolver from January 1, 2008 to the maturity date on May 30, 2008.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR ENDED                                       COST OF INVESTMENTS
   12/31/2008                                                          ACQUIRED
   -----------------------------------------------------------------------------
   Corporate restricted securities                                 $ 29,107,172
   Corporate public securities                                       11,501,481
   -----------------------------------------------------------------------------
                                                                  PROCEEDS FROM
                                                            SALES OR MATURITIES
   -----------------------------------------------------------------------------
   Corporate restricted securities                                 $ 18,929,615
   Corporate public securities                                       20,459,670
   -----------------------------------------------------------------------------

     The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2008. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2008 is $16,386,381 and consists of $8,459,427 appreciation and $24,845,808 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                AMOUNT             PER SHARE
   -----------------------------------------------------------------------------
   MARCH 31, 2008
   -----------------------------------------------------------------------------
   Investment income                         $ 3,200,898
   Net investment income                       2,597,669             $ 0.26
   Net realized and unrealized
     loss on investments (net of taxes)       (2,528,865)             (0.26)
   -----------------------------------------------------------------------------
   JUNE 30, 2008
   -----------------------------------------------------------------------------
   Investment income                         $ 2,861,287
   Net investment income                       2,280,789             $ 0.23
   Net realized and unrealized
     loss on investments (net of taxes)       (1,496,914)             (0.15)
   -----------------------------------------------------------------------------
   SEPTEMBER 30, 2008
   -----------------------------------------------------------------------------
   Investment income                         $ 3,817,860
   Net investment income                       3,237,045             $ 0.33
   Net realized and unrealized
     loss on investments (net of taxes)       (4,637,203)             (0.46)
   -----------------------------------------------------------------------------
   DECEMBER 31, 2008
   -----------------------------------------------------------------------------
   Investment income                         $ 3,121,930
   Net investment income                       2,556,434             $ 0.26
   Net realized and unrealized
     loss on investments (net of taxes)       (9,390,347)             (0.95)

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

   For the year ended December 31, 2008, the Trust paid its Trustees aggregate remuneration of $149,750. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2008, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

   Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the year ended December 31, 2008, other than amounts payable to Babson Capital pursuant to the Contract. For the year ended December 31, 2008, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

   Preparation of Certain of the
     Trust's Shareholder Communications                                $ 1,042

8. CERTIFICATIONS (UNAUDITED)

   As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

9. SUBSEQUENT EVENTS

   On January 23, 2009, the Trust announced that Roger W. Crandall stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and Chief Operating Officer of MassMutual. Clifford M. Noreen was appointed as a Trustee and elected to succeed Mr. Crandall as Chairman of the Board of Trustees. He previously held the role of President of the Trust. Mr. Noreen is currently the President of Babson Capital. Filling the vacancy left by Mr. Noreen, Michael L. Klofas will become President of the Trust. He was formerly a Vice President of the Trust. Mr. Klofas is currently a Managing Director and co-head of Babson Capital's Mezzanine and Private Equity Group.

--------------------------------------------------------------------------------
40                     MassMutual Participation Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Participation Investors (the Trust), including the consolidated schedule of investments, as of December 31, 2008, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 2008, and the results of its operations, its cash flows, its changes in net assets, and the financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Boston, Massachusetts
February 11, 2009
--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     41

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL*(44)        Trustee     3 years/            President, Chief Operating    2      Trustee, Chairman (since 2005),
                            (since 2005)  2 years/            Officer and member of Board          President (2003-2005), and
Massachusetts Mutual Life                10 months            (since November 2008); and           Vice President (2002-2003), of
Insurance Company                                             Executive Vice President and         the Trust; Director (since
1295 State Street                                             Chief Investment Officer             2004), Babson Capital Europe
Springfield, MA 01111                                         (since 2005) and Co-Chief            Limited (an institutional
                              Chairman    1 year/             Operating Officer (since             debt-fund manager); Director
                            (since 2005)  7 months            2007) of MassMutual; and             (since 2004), Babson Capital
                                                              Chairman (since 2005),               Guernsey Limited (an investment
                                                              President (2006-2007) and            management company);
                                                              Chief Executive Officer              Non-Executive Director (since
                                                              (since 2006), Vice Chairman          2005), Baring Asset Management
                                                              (2005), Member of the Board          Limited (an investment manager/
                                                              of Managers (since 2004),            adviser); Chairman (since
                                                              Member of the Board of               2005), Cornerstone Real Estate
                                                              Directors (2003-2004), and           Advisers LLC (an investment
                                                              Managing Director of Babson          adviser); Director (since
                                                              Capital (2000-2005).                 2003), MassMutual Corporate
                                                                                                   Value Partners Limited
                                                                                                   (investment company); Director
                                                                                                   (since 2003), MassMutual
                                                                                                   Corporate Value Limited
                                                                                                   (investment company); Director
                                                                                                   (since 2005), MassMutual
                                                                                                   Holdings (Bermuda) Ltd.
                                                                                                   (holding company); Director
                                                                                                   (since 2004), MML Assurance,
                                                                                                   Inc. (a New York insurance
                                                                                                   company); Director (since
                                                                                                   2005), Oppenheimer Acquisition
                                                                                                   Corp. (holding company);
                                                                                                   Director (since 2004),
                                                                                                   Jefferies Finance LLC (a
                                                                                                   finance company); Director
                                                                                                   (since 2004), Great Lakes LLC
                                                                                                   (investment company); Director
                                                                                                   (since 1999), SAAR Holdings CDO
                                                                                                   Ltd. (investment company);
                                                                                                   Chairman, Chief Executive
                                                                                                   Officer and Director (since
                                                                                                   2006), MassMutual Capital
                                                                                                   Partners LLC (investment
                                                                                                   company); Director (since 2006),
                                                                                                   Invicta Advisers LLC (derivative
                                                                                                   trading company); Director
                                                                                                   (since 2006), Invicta Capital
                                                                                                   LLC (derivative trading
                                                                                                   company); Director (since
                                                                                                   2006), Invicta Credit LLC
                                                                                                   (derivative trading company);
                                                                                                   Director (since 2006), Invicta
                                                                                                   Holdings LLC (derivative
                                                                                                   trading company); Director
                                                                                                   (since 2006), Director (since
                                                                                                   2006), MassMutual International
                                                                                                   LLC (holding company); Trustee
                                                                                                   (since 2003), President (2003-
                                                                                                   2005), and Chairman (since
                                                                                                   2005), MMCI Subsidiary Trust
                                                                                                   and MMPI Subsidiary Trust; and
                                                                                                   Trustee (since 2005), Chairman
                                                                                                   (since 2005), President
                                                                                                   (2003-2005), and Vice President
                                                                                                   (2002-2003), of MassMutual
                                                                                                   Corporate Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).


* Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of
  1940, as amended) because of his position as an Officer of the Trust; and Chairman, Chief Executive Officer, and Member of the
  Board of Managers of Babson Capital.

--------------------------------------------------------------------------------
42                    MassMutual Participation Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL*(64)          Trustee     3 years/           President (2001-2003) of      57      President (1999-2003) and
                            (since 2003)  1 year/            Babson Capital.                       Trustee (since 2003), of the
MassMutual Participation                  10 months                                                Trust; Director (since 2006),
Investors                                                                                          Jefferies Group, Inc.
1500 Main Street                                                                                   (financial services); Director
Suite 600, P.O. Box 15189                                                                          (since 2003), Alabama Aircraft
Springfield, MA 01115-5189                                                                         Industries, Inc. (aircraft
                                                                                                   maintenance and overhaul);
                                                                                                   Director (since 2007), Scottish
                                                                                                   Re Group Ltd. (global life
                                                                                                   reinsurance specialist);
                                                                                                   Trustee (since 2003),
                                                                                                   MassMutual Select Funds,
                                                                                                   formerly MassMutual
                                                                                                   Institutional Funds, (an
                                                                                                   open-end investment company
                                                                                                   advised by MassMutual); Trustee
                                                                                                   (since 2003), MML Series
                                                                                                   Investment Fund (an open-end
                                                                                                   investment company advised by
                                                                                                   MassMutual); Trustee (1998-
                                                                                                   2003), Senior Vice President
                                                                                                   (1998-2001) and President
                                                                                                   (2001-2003), MMCI Subsidiary
                                                                                                   Trust and MMPI Subsidiary
                                                                                                   Trust; and President (1999-
                                                                                                   2003), Trustee (since 2003),
                                                                                                   MassMutual Corporate Investors
                                                                                                   (closed-end investment company
                                                                                                   advised by Babson Capital).

* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
  "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     43

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT(69)        Trustee     2 years/           President (since 2002),        2      Trustee (since 2006),
                            (since 2006)  1 year/            Barrett-Gardner Associates,           MassMutual Corporate Investors
MassMutual                                10 months          Inc. (private merchant bank);         (a closed-end investment
Participation Investors                                      and Senior Vice President             company advised by Babson
1500 Main Street                                             (1976-2002), Janney Montgomery        Capital).
Suite 600, P.O. Box 15189                                    Scott LLC (investments).
Springfield, MA 01115-5189


DONALD E. BENSON(78)          Trustee     3 years/           Executive Vice President       2      Director (1997-2008), MAIR
                            (since 1988)  1 years/           and Director (since 1992),            Holdings, Inc. (commuter
MassMutual                                10 months          Marquette Financial                   airline holding company);
Participation Investors                                      Companies (financial services);       Director (since 1997), First
1500 Main Street                                             Partner (since 1996), Benson          California Financial Group,
Suite 600, P.O. Box 15189                                    Family Limited Partnership            Inc. (bank holding company);
Springfield, MA 01115-5189                                   No. 1 and Benson Family               and Trustee (since 1986),
                                                             Limited Partnership No. 2             MassMutual Corporate Investors
                                                             (investment partnerships); and        (closed-end investment company
                                                             Partner (1987-2004), Benson,          advised by Babson Capital).
                                                             Pinckney, Oates Partnership
                                                             (building partnership)

--------------------------------------------------------------------------------
44                     MassMutual Participation Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN(52)          Trustee     3 years/           Private Investor; and Managing  2     Trustee (since 2005),
                            (since 2005)  10 months          Director (1994-2005), Morgan          MassMutual Corporate Investors
MassMutual                                                   Stanley.                              (a closed-end investment
Participation Investors                                                                            company advised by Babson
1500 Main Street                                                                                   Capital); Independent Director
Suite 600, P.O. Box 15189                                                                          (since 2006), Invicta Holdings
Springfield, MA 01115-5189                                                                         LLC and its subsidiaries (a
                                                                                                   derivative trading company owned
                                                                                                   indirectly by MassMutual).


DONALD GLICKMAN(75)           Trustee     3 years/           Chairman (since 1992), Donald   2     Director (since 1984), Monro
                            (since 1992)  1 year/            Glickman and Company,                 Muffler and Brake, Inc.
MassMutual                                10 months          Inc. (private investments);           (automobile repair service);
Participation Investors                                      and Partner (since 1992),             Lead Director (since 1998), MSC
1500 Main Street                                             J.F. Lehman & Co. (private            Software Corp. (simulation
Suite 600, P.O. Box 15189                                    investments).                         software); and Trustee (since
Springfield, MA 01115-5189                                                                         1992), MassMutual Corporate
                                                                                                   Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     45

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART(73)            Trustee     3 years/           Private Investor; and President  2    Director (since 2004), Texas
                            (since 1991)  2 years/           and Director (since 1983),            Roadhouse, Inc. (operates
MassMutual                                10 months          H Investment Company LLC              restaurant chain); Director
Participation Investors                                      (family partnership).                 (since 1999), ValueClick Inc.
1500 Main Street                                                                                   (internet advertising company);
Suite 600, P.O. Box 15189                                                                          Director (since 2002),
Springfield, MA 01115-5189                                                                         Spectranetics Corp. (medical
                                                                                                   device company); and Trustee
                                                                                                   (since 1991), MassMutual
                                                                                                   Corporate Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).


CORINE T. NORGAARD(71)        Trustee     3 years/           President, (2004-2005),          34   Trustee (since 2005), MML
                            (since 1998)  10 months          Thompson Enterprises Real             Series Investment Fund II (an
MassMutual                                                   Estate Investment; and Dean           open-end investment company
Participation Investors                                      (1996-2004), Barney School            advised by MassMutual); Trustee
1500 Main Street                                             of Business, University of            (since 2004), MassMutual
Suite 600, P.O. Box 15189                                    Hartford.                             Premier Funds, formerly The DLB
Springfield, MA 01115-5189                                                                         Fund Group (an open-end
                                                                                                   investment company advised by
                                                                                                   MassMutual); Trustee (since
                                                                                                   1993), ING Series Fund
                                                                                                   (investment company); Director
                                                                                                   (since 1992), ING Variable
                                                                                                   Series Fund; and Trustee (since
                                                                                                   1998), MassMutual Corporate
                                                                                                   Investors (a closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).


MALEYNE M. SYRACUSE(52)       Trustee     3 years/           Managing Director (2000-         2    Trustee (since 2007),
                            (since 2007)  10 months          2007), JP Morgan Securities,          MassMutual Corporate Investors
MassMutual                                                   Inc. (investments and                 (a closed-end investment
Participation Investors                                      banking).                             company advised by Babson
1500 Main Street                                                                                   Capital).
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

--------------------------------------------------------------------------------
46                     MassMutual Participation Investors

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATIONS
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN(51)        President     1 year/             President (since 2005), Vice President (1993-2005) of the Trust;
                                            7 months            Vice Chairman (since 2007), Member of the Board of Managers
MassMutual                                                      (since 2006), and Managing Director (since 2000) of Babson
Participation Investors                                         Capital; Trustee (since 2005), and President (since 2005) MMCI
1500 Main Street                                                Subsidiary Trust and MMPI Subsidiary Trust; and President (since
Suite 600, P.O. Box 15189                                       2005), Vice President (1993-2005), MassMutual Corporate Investors.
Springfield, MA 01115-5189


PATRICIA J. WALSH+(43)          Vice        9 months/           Vice President, Secretary, and Chief Legal Officer (since 2008) of
                              President,    4 months            the Trust; Vice President and Associate General Counsel (since
MassMutual                    Secretary,                        2005) of MassMutual; General Counsel and Secretary (since 2008) of
Participation Investors       and Chief                         Babson Capital; Secretary (since 2009), MMCI Subsidiary Trust and
1500 Main Street              Legal Officer                     MMPI Subsidiary Trust; and Vice President, Secretary, and Chief
Suite 600, P.O. Box 15189                                       Legal Officer (since 2008), MassMutual Corporate Investors.
Springfield, MA 01115-5189


JAMES M. ROY(46)                Vice        1 year/             Vice President and Chief Financial Officer (since 2005), Treasurer
                              President     7 months            (2003-2005), and Associate Treasurer (1999-2003) of the Trust;
MassMutual                    and Chief                         Managing Director (since 2005), and Director (2000-2005) of Babson
Participation Investors       Financial                         Capital; Trustee (since 2005), Treasurer (since 2005), and
1500 Main Street              Officer                           Controller (2003-2005), MMCI Subsidiary Trust and MMPI Subsidiary
Suite 600, P.O. Box 15189                                       Trust; and Vice President and Chief Financial Officer (since
Springfield, MA 01115-5189                                      2005), Treasurer (2003-2005) and Associate Treasurer (1999-2003),
                                                                MassMutual Corporate Investors.

JOHN T. DAVITT, JR.(41)       Comptroller   1 year/             Comptroller (since 2001) of the Trust; Director (since 2000) of
                                            7 months            Babson Capital; Controller (since 2005), MMCI Subsidiary Trust and
MassMutual                                                      MMPI Subsidiary Trust; and Comptroller (since 2001), MassMutual
Participation Investors                                         Corporate Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189


MELISSA M. LAGRANT(35)        Chief         1 year/             Chief Compliance Officer (since 2006) of the Trust; Managing
                              Compliance    7 months            Director (since 2005) of Babson Capital; Vice President and Senior
MassMutual                    Officer                           Compliance Trading Manager (2003-2005), Loomis, Sayles & Company,
Participation Investors                                         L.P.; Assistant Vice President-Business Risk Management Group
1500 Main Street                                                (2002-2003), and Assistant Vice President-Investment Compliance
Suite 600, P.O. Box 15189                                       (2001-2002), Zurich Scudder Investments/Deutsche Asset Management;
Springfield, MA 01115-5189                                      and Chief Compliance Officer (since 2006), MassMutual Corporate
                                                                Investors.

DANIEL J. FLORENCE*(36)       Treasurer     1 year/             Treasurer (since 2008), Associate Treasurer (2006-2008), of the
MassMutual                                  7 months            Trust; Associate Director (since 2008), Analyst (2000-2008) of
Participation Investors                                         Babson Capital; and Treasurer (since 2008), Associate Treasurer
1500 Main Street                                                (2006-2008), MassMutual Corporate Investors.
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189


+ Ms. Walsh was elected as Vice President, Secretary, and Chief Legal Officer of the Trust on October 17, 2008.
* Mr. Florence was elected as Treasurer of the Trust on July 22, 2008.

--------------------------------------------------------------------------------
                       MassMutual Participation Investors                     47

MEMBERS OF THE BOARD OF                 DIVIDEND REINVESTMENT AND CASH PURCHASE
TRUSTEES                                PLAN
LEFT TO RIGHT:
                                        MassMutual Participation Investors (the
Donald Glickman                         "Trust") offers a Dividend Reinvestment
Chairman,                               and Cash Purchase Plan (the "Plan"). The
Donald Glickman & Company, Inc.         Plan provides a simple and automatic way
                                        for shareholders to add to their
Robert E. Joyal                         holdings in the Trust through the
Retired President,                      receipt of dividend shares issued by the
Babson Capital Management LLC           Trust or through the reinvestment of
                                        cash dividends in Trust shares purchased
William J. Barrett                      in the open market. The dividends of
President,                              each shareholder will be automatically
Barrett-Gardner Associates, Inc.        reinvested in the Trust by Shareholder
                                        Financial Services Inc., the Transfer
Michael H. Brown*                       Agent, in accordance with the Plan,
Private Investor                        unless such shareholder elects not to
                                        participate by providing written notice
Donald E. Benson*                       to the Transfer Agent. A shareholder may
Executive Vice President                terminate his or her participation by
and Director,                           notifying the Transfer Agent in writing.
Marquette Financial Companies
                                        Participating shareholders may also make
Dr. Corine T. Norgaard*                 additional contributions to the Plan
President,                              from their own funds. Such contributions
Thompson Enterprises                    may be made by personal check or other
Real Estate Investment                  means in an amount not less than $100
                                        nor more than $5,000 per quarter. Cash
Roger W. Crandall                       contributions must be received by the
President and Chief                     Transfer Agent at least five days (but
Operating Officer                       no more then 30 days) before the payment
Massachusetts Mutual Life               date of a dividend or distributions.
Insurance Company
                                        Whenever the Trust declares a dividend
Martin T. Hart                          payable in cash or shares, the Transfer
Private Investor                        Agent, acting on behalf of each
                                        participating shareholder, will take the
Maleyne M. Syracuse                     dividend in shares only if the net asset
Private Investor                        value is lower than the market price
                                        plus an estimated brokerage commission
*Member of the Audit Committee          as of the close of business on the
                                        valuation day. The valuation day is the
OFFICERS                                last day preceding the day of dividend
Roger W. Crandall                       payment. When the dividend is to be
Chairman                                taken in shares, the number of shares to
                                        be received is determined by dividing
Clifford M. Noreen                      the cash dividend by the net asset value
President                               as of the close of business on the
                                        valuation date or, if greater than net
James M. Roy                            asset value, 95% of the closing share
Vice President & Chief                  price. If the net asset value of the
Financial Officer                       shares is higher than the market value
                                        plus an estimated commission, the
Patricia J. Walsh                       Transfer Agent, consistent with
Vice President, Secretary               obtaining the best price and execution,
& Chief Legal Officer                   will buy shares on the open market at
                                        current prices promptly after the
Jill A. Fields                          dividend payment date.
Vice President
                                        The reinvestment of dividends does not,
Michael P. Hermsen                      in anyway, relieve participating
Vice President                          shareholders of any federal, state or
                                        local tax. For federal income tax
Mary Wilson Kibbe                       purposes, the amount reportable in
Vice President                          respect of a dividend received in
                                        newly-issued shares of the Trust will be
Michael L. Klofas                       the fair market value of the shares
Vice President                          received, which will be reportable as
                                        ordinary income and/or capital gains.
Richard E. Spencer, II
Vice President                          As compensation for its services, the
                                        Transfer Agent receives a fee of 5% of
Daniel J. Florence                      any dividend and cash contribution (in
Treasurer                               no event in excess of $2.50 per
                                        distribution per shareholder.)
John T. Davitt, Jr.
Comptroller                             Any questions regarding the Plan should
                                        be addressed to Shareholder Financial
Melissa M. LaGrant                      Services, Inc., Agent for MassMutual
Chief Compliance Officer                Participation Investors' Dividend
                                        Reinvestment and Cash Purchase Plan,
                                        P.O. Box 173673, Denver, CO 80217-3673.


--------------------------------------------------------------------------------
48                     MassMutual Participation Investors

                    [LOGO] MassMutual Participation Investors



















                                                                          PI2597

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2008                   2007
                                   ----------             ----------
         Audit Fees                $   45,700             $   53,000
         Audit-Related Fees             6,125                  5,700
         Tax Fees                      39,950                 31,000
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   91,775             $   89,700
                                   ==========             ==========


             NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2008                   2007
                                   ----------             ----------
          Audit-Related Fees       $  921,019             $1,102,280
          Tax Fees                          0                      0
          All Other Fees                    0                 75,000
                                   ----------             ----------
          Total Fees               $  921,019             $1,177,280
                                   ==========             ==========


              The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, agreed upon procedures reports. Preparation of Federal, state and local income tax returns and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2008, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

              The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

              The 2007 fees billed represent final 2007 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2008 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2008 Annual Form N-CSR, but are now properly included in the 2007 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities and client accounts). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has established a Proxy Committee that is responsible for the implementation and governance of the Policy and designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee determines that it is in the clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless
         (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict pertinent to him or herself or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer, director, or Board of Managers Member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any client proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mpv.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 25 years of industry experience, Mr. Noreen is President, a Managing Director and a Member of the Board of Managers of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees public equities and corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, and structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Corporate Investors, another closed-end registered investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments Team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return, structured credit, leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $208.1 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $26.5 million          1           $26.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       2       $320.8 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $30.3 million          1           $30.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  5(C)    $407.2 million         0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $208.1 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles(D)                     5       $1.0 billion           5           $1.0 billion
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    N/A         N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $208.1 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles(D)                     5       $1.0 billion           5           $1.0 billion
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    N/A         N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $208.1 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles(D)                     5       $1.0 billion           5           $1.0 billion
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    N/A         N/A

     (A) Account asset size has been calculated as of December 31, 2008.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) Ms. Fields manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company; however these assets are not represented in the table above.

     (D) The listed account and managed assets represent a portion of the general investment account of MassMutual and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Corporate Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2008, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM                      EQUITY SECURITIES OF THE REGISTRANT
         ----------------------              -----------------------------------
         Clifford M. Noreen                  None
         Jill A. Fields                      None
         Michael P. Hermsen                  $10,001-$50,000
         Michael L. Klofas                   None
         Richard E. Spencer II               $1-$10,000

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 6, 2009
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 6, 2009
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 6, 2009
                ----------------------------------